Exhibit 99.1

IASIS Healthcare Announces Second Quarter 2004 Results

    FRANKLIN, Tenn.--(BUSINESS WIRE)--May 3, 2004--IASIS Healthcare(R) Corporation today announced financial and operating results for the second quarter and six months ended March 31, 2004.
    Net revenue for the quarter ended March 31, 2004, increased 31.0% to $355.5 million compared with $271.4 million in the same quarter of last year. Earnings before interest expense, gain on sale of assets, minority interests, income taxes, depreciation and amortization and write-off of debt issue costs (adjusted EBITDA) for the second quarter increased 22.1% to $50.2 million compared with $41.1 million in the prior-year period. Net earnings were $11.9 million for the quarter ended March 31, 2004, compared with net earnings of $10.9 million in the same prior-year period. In the second quarter of fiscal year 2004, the Company recorded an $8.9 million non-cash charge for the write-off of deferred financing costs associated with an amendment to its senior credit facility effective February 9, 2004. Also during the quarter, the Company completed the sale of its Rocky Mountain Medical Center property in Salt Lake City, Utah, for net proceeds of $14.7 million. Net earnings for the quarter includes a net gain from this sale of $3.6 million. A table reconciling net earnings to adjusted EBITDA is included in this press release in the attached Supplemental Condensed and Consolidated Statements of Operations Information.
    Effective February 1, 2004, the Company completed the acquisition of 198-bed Lake Mead Hospital Medical Center in Las Vegas, Nevada. The results of operations for Lake Mead are included in the Company's results of operations from the date of the acquisition. Total hospital admissions increased 9.9% and adjusted admissions increased 5.2% for the quarter ended March 31, 2004, compared with the same prior-year period. On a same facility basis, hospital admissions increased 3.6%, adjusted admissions increased 0.3% and net patient revenue per adjusted admission increased 15.1% for the quarter ended March 31, 2004, compared with the same prior-year period.
    In commenting on the quarterly results, David R. White, chairman, president and chief executive officer of IASIS Healthcare, said, "Our second quarter results continue the positive momentum from the first quarter and reflect the ninth consecutive quarter of sustained growth in net revenue and adjusted EBITDA. Our success is being driven by our investment in existing facilities, physician recruiting initiatives, emphasis on productivity and focused accounts receivable management. Our ability to manage operations was again demonstrated by a record quarter for cash flow from operating activities. We are excited to have completed our first acquisition since the formation of the Company and to welcome Lake Mead to IASIS. We appreciate the tremendous support of the hospital's physicians, nurses and employees in completing the transaction and making a seamless transition. We are especially pleased to extend our operations into the Las Vegas market, and we look forward to serving that community in the years ahead."
    Net revenue for the six months ended March 31, 2004, increased 28.0% to $673.6 million compared with $526.2 million in the same period of last year. Adjusted EBITDA for the six months ended March 31, 2004, increased 21.2% to $89.9 million compared with $74.2 million in the first half of fiscal year 2003. Net earnings were $20.1 million for the six months ended March 31, 2004, compared with net earnings of $18.4 million in the same prior-year period.
    Total hospital admissions increased 7.7% and adjusted admissions increased 3.5% for the six months ended March 31, 2004, compared with the same prior-year period. On a same facility basis, hospital admissions increased 4.4%, adjusted admissions increased 1.1% and net patient revenue per adjusted admission increased 14.1% for the six months ended March 31, 2004, compared with the same prior-year period.
    Cash flows from operating activities for the quarter and six months ended March 31, 2004, were $50.3 million and $63.2 million, respectively, compared with $43.8 million and $52.1 million, respectively, in the prior-year periods. At March 31, 2004, the Company had cash of $98.8 million and $88.3 million (net of outstanding letters of credit) available under the Company's $125 million revolving credit facility.
    During the quarter, the Company finalized an amendment to its bank credit facility. The amendment revised certain terms of the Company's existing credit facility, including, among other things, a reduction in the interest rate margin on term loans by 1.5% and an increase in the capital expenditure limitation beginning in 2005. As of March 31, 2004, the credit agreement included a $321 million term loan and a $125 million revolving credit facility.
    A listen-only simulcast and 30-day replay of IASIS Healthcare Corporation's fiscal second quarter conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on May 3, 2004. A copy of the Company's Form 8-K (including the press release) will also be available on the Company's website.
    IASIS Healthcare(R) Corporation, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services to meet the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS Healthcare(R) owns or leases 15 acute care hospitals with a total of 2,257 beds in service. These hospitals are located in five regions: Salt Lake City, UT; Phoenix, AZ; Las Vegas, NV; Tampa-St. Petersburg, FL; and four cities in Texas, including San Antonio. IASIS Healthcare(R) also owns and operates a behavioral health center in Phoenix and has an ownership interest in three ambulatory surgery centers. In addition, the Company owns and operates a Medicaid managed health plan in Phoenix that serves over 92,000 members. For more information on IASIS Healthcare(R) Corporation, please visit the Company's website at www.iasishealthcare.com.
    This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, those associated with our ability to negotiate favorable contracts with managed care plans; changes in governmental programs; increases in the amount and risk of collectibility of uninsured accounts and deductibles and co-pay amounts for insured accounts; the competition for patients that our hospitals face from other hospitals and healthcare providers; our ability to recruit and retain qualified physicians; the competition for staffing that our hospitals face; our significant indebtedness; any failure on our part to comply with extensive laws and government regulations; the impact of possible government investigations; a failure of our information systems; any economic downturn or other material change in one of the regions in which we operate; claims that may be brought against our facilities; our ability to control healthcare costs at our Medicaid managed care plan, Health Choice; the possibility that Health Choice's contract with the Arizona Health Care Cost Containment System could be discontinued; significant competition from other healthcare companies and state efforts to regulate the sale of not-for-profit hospitals that may affect our ability to acquire hospitals; difficulties with the integration of acquisitions; state efforts to regulate the construction or expansion of hospitals; general economic and business conditions; and those risks, uncertainties and other matters detailed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2003, and from time to time in our filings with the Securities and Exchange Commission.
    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



                     IASIS HEALTHCARE CORPORATION
    Condensed and Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                               Three Months Ended   Six Months Ended
                                    March 31,           March 31,
                               ------------------  ------------------
                                 2004      2003     2004       2003
                               --------  --------  --------  --------
Net revenue:
 Acute care net revenue        $286,214  $234,177  $535,603  $451,994
 Premium revenue                 69,301    37,259   138,016    74,207
                               --------  --------  --------  --------
   Total net revenue            355,515   271,436   673,619   526,201

Cost and expenses:
 Salaries and benefits          110,487    94,153   209,903   182,952
 Supplies                        46,301    37,768    86,580    73,451
 Medical claims                  57,880    31,098   115,651    61,999
 Other operating expenses        58,467    47,191   114,294    93,704
 Provision for bad debts         32,169    20,154    57,268    39,865
 Interest, net                   13,878    13,131    27,769    26,448
 Depreciation and amortization   17,248    12,682    33,979    25,533
 Write-off of debt issue costs    8,850     3,900     8,850     3,900
                               --------  --------  --------  --------
   Total costs and expenses     345,280   260,077   654,294   507,852

Earnings before gain on sale
 of assets, minority interests,
 and income taxes                10,235    11,359    19,325    18,349
Gain on sale of assets, net       3,602        --     3,753       780
Minority interests               (1,033)     (421)   (2,024)     (699)
                               --------  --------  --------  --------

Earnings before income taxes     12,804    10,938    21,054    18,430
Income tax expense                  953        --       985        --
                               --------  --------  --------  --------

Net earnings                    $11,851   $10,938   $20,069   $18,430
                               ========  ========  ========  ========

                     IASIS HEALTHCARE CORPORATION
               Condensed and Consolidated Balance Sheets
                  (in thousands except share amounts)

                                                March 31,   Sept. 30,
                                                 2004         2003
                                               ----------  ----------
ASSETS                                         (Unaudited)
Current assets:
Cash and cash equivalents                         $98,795    $101,070
Accounts receivable, net of allowance
 for doubtful accounts of $79,775 and
 $47,028, respectively                            175,909     153,183
Inventories                                        26,507      23,842
Prepaid expenses and other current assets          19,076      16,316
Assets held for sale                                   --      11,070
                                               ----------  ----------
   Total current assets                           320,287     305,481

Property and equipment, net                       481,719     435,477
Goodwill                                          252,204     252,204
Other assets, net                                  28,995      36,837
                                               ----------  ----------
   Total assets                                $1,083,205  $1,029,999
                                               ==========  ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                 $62,920     $54,172
 Salaries and benefits payable                     30,483      29,842
 Accrued interest payable                          19,468      20,978
 Medical claims payable                            45,288      25,767
 Other accrued expenses and other
  current liabilities                              24,734      20,529
 Current portion of long-term debt and
  capital lease obligations                         6,357       5,903
                                               ----------  ----------
   Total current liabilities                      189,250     157,191

Long-term debt and capital lease obligations      656,415     658,531
Other long-term liabilities                        28,981      27,795
Minority interest                                  12,391      10,383
Stockholders' equity:
 Preferred stock - $0.01 par value, authorized
  5,000,000 shares; no shares issued and
  outstanding at March 31, 2004 and
  September 30, 2003                                   --          --
 Common stock - $0.01 par value, authorized
  100,000,000 shares; 31,985,029 shares
  issued and 31,956,113 shares outstanding
  at March 31, 2004, and September 30, 2003           320         320
 Nonvoting common stock - $0.01 par value,
  authorized 10,000,000 shares; no shares
  issued and outstanding at March 31, 2004,
  and September 30, 2003                               --          --
 Additional paid-in capital                       450,720     450,720
 Treasury stock, at cost, 16,306,541 shares
  at March 31, 2004 and September 30, 2003       (155,300)   (155,300)
 Accumulated deficit                              (99,572)   (119,641)
                                               ----------  ----------
   Total stockholders' equity                     196,168     176,099
                                               ----------  ----------
   Total liabilities and stockholders' equity  $1,083,205  $1,029,999
                                               ==========  ==========

                     IASIS HEALTHCARE CORPORATION
    Condensed and Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)

                                                   Six Months Ended
                                                      March 31,
                                                  2004         2003
                                               ----------  ----------
Cash flows from operating activities:
 Net earnings                                     $20,069     $18,430
 Adjustments to reconcile net earnings to
  net cash provided by operating activities:
   Depreciation and amortization                   33,979      25,533
   Minority interests                               2,024         699
   Gain on sale of assets                          (3,753)       (780)
   Write-off of debt issue costs                    8,850       3,900
   Changes in operating assets and liabilities,
    net of acquisition and disposal:
     Accounts receivable                          (12,388)     (1,340)
     Establishment of accounts receivable
      of recent acquisition                       (10,338)         --
     Inventories, prepaid expenses
      and other current assets                     (3,645)       (916)
     Accounts payable and other
      accrued liabilities                          28,439       6,583
                                               ----------  ----------
       Net cash provided by
        operating activities                       63,237      52,109
                                               ----------  ----------

Cash flows from investing activities:
 Purchases of property and equipment              (51,524)    (36,520)
 Cash paid for acquisition                        (23,032)         --
 Proceeds from sales of assets                     14,928       2,863
 Change in other assets                            (1,761)     (1,732)
                                               ----------  ----------
       Net cash used in investing activities      (61,389)    (35,389)
                                               ----------  ----------

Cash flows from financing activities:
 Proceeds from issuance of common stock                --           2
 Proceeds from debt borrowings                         --     454,100
 Payment of debt and capital leases                (3,083)   (453,450)
 Debt financing costs incurred                     (1,024)    (10,600)
 Distribution of minority interests                (1,817)       (410)
 Proceeds from hospital syndications                1,801          --
                                               ----------  ----------
       Net cash used in financing activities       (4,123)    (10,358)
                                               ----------  ----------

Increase (decrease) in cash
 and cash equivalents                              (2,275)      6,362
Cash and cash equivalents
 at beginning of period                           101,070          --
                                               ----------  ----------
Cash and cash equivalents at end of period        $98,795      $6,362
                                               ==========  ==========

Supplemental disclosure
 of cash flow information:
 Cash paid for interest                           $30,553     $24,789
                                               ==========  ==========
   Cash paid for income taxes, net                    $21          $6
                                               ==========  ==========

Supplemental schedule of noncash investing
 and financing activities:
  Capital lease obligations incurred
   to acquire equipment                            $1,419      $3,318
                                               ==========  ==========

                     IASIS HEALTHCARE CORPORATION
                    Segment Information (Unaudited)
                            (in thousands)

                           For the Three Months Ended March 31, 2004
                          -------------------------------------------
                             Acute      Health
                             Care       Choice     Elims.     Cons.
                          ---------- ---------- ---------- ----------
Net acute care revenue      $286,213        $--        $--   $286,213
Premium revenue                   --     69,302         --     69,302
Revenue between segments       2,335         --     (2,335)        --
                          ---------- ---------- ---------- ----------
   Net revenue               288,548     69,302     (2,335)   355,515
Salaries and benefits        108,147      2,340         --    110,487
Supplies                      46,251         50         --     46,301
Medical claims                    --     60,215     (2,335)    57,880
Other operating expenses      55,894      2,573         --     58,467
Provision for bad debts       32,169         --         --     32,169
                          ---------- ---------- ---------- ----------
   Adjusted EBITDA (1)        46,087      4,124         --     50,211

Interest expense, net         13,878         --         --     13,878
Depreciation and
 amortization                 17,203         45         --     17,248
Write-off of debt
 issue costs                   8,850         --         --      8,850
                          ---------- ---------- ---------- ----------
Earnings before gain on
 sale of assets, minority
 interests and taxes          $6,156     $4,079        $--    $10,235
Gain on sale of
 assets, net                   3,602         --         --      3,602
Minority interests            (1,033)        --         --     (1,033)
                          ---------- ---------- ---------- ----------
   Earnings before
    income taxes              $8,725     $4,079        $--    $12,804
                          ========== ========== ========== ==========
Segment assets            $1,076,737     $6,468            $1,083,205
                          ========== ==========            ==========

                           For the Three Months Ended March 31, 2003
                          -------------------------------------------
                             Acute      Health
                             Care       Choice     Elims.     Cons.
                          ---------- ---------- ---------- ----------
Net acute care revenue      $234,177        $--        $--   $234,177
Premium revenue                 --       37,259         --     37,259
Revenue between segments       1,625       --       (1,625)       --
                          ---------- ----------  --------- ----------
   Net revenue               235,802     37,259     (1,625)   271,436

Salaries and benefits         92,495      1,658         --     94,153
Supplies                      37,663        105         --     37,768
Medical claims                  --       32,723     (1,625)    31,098
Other operating expenses      46,530        661         --     47,191
Provision for bad debts       20,154         --         --     20,154
                          ---------- ---------- ---------- ----------
   Adjusted EBITDA (1)        38,960      2,112         --     41,072

Interest expense, net         13,131         --         --     13,131
Depreciation and
 amortization                 12,653         29         --     12,682
Write-off of debt
 issue costs                   3,900         --         --      3,900
                          ---------- ---------- ---------- ----------
Earnings before minority
 interests and taxes          $9,276     $2,083        $--    $11,359
Minority interests              (421)       --          --       (421)
                          ---------- ---------- ---------- ----------
   Earnings before
    income taxes              $8,855     $2,083        $--    $10,938
                          ========== ========== ========== ==========
Segment assets              $922,043     $3,691              $925,734
                          ========== ==========            ==========

(1) Adjusted EBITDA represents net earnings before interest expense, gain on sale of assets, minority interests, income taxes, depreciation and amortization and write-off of debt issue costs. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                     IASIS HEALTHCARE CORPORATION
                    Segment Information (Unaudited)
                            (in thousands)

                            For the Six Months Ended March 31, 2004
                          -------------------------------------------
                             Acute      Health
                             Care       Choice     Elims.     Cons.
                          ---------- ---------- ---------- ----------
Net acute care revenue      $535,603        $--        $--   $535,603
Premium revenue                   --    138,016         --    138,016
Revenue between segments       5,314         --     (5,314)        --
                          ---------- ---------- ---------- ----------
   Net revenue               540,917    138,016     (5,314)   673,619

Salaries and benefits        205,390      4,513         --    209,903
Supplies                      86,488         92         --     86,580
Medical claims                  --      120,965     (5,314)   115,651
Other operating expenses     109,037      5,257         --    114,294
Provision for bad debts       57,268       --           --     57,268
                          ---------- ---------- ---------- ----------
   Adjusted EBITDA (1)        82,734      7,189         --     89,923

Interest expense, net         27,769         --         --     27,769
Depreciation and
 amortization                 33,893         86         --     33,979
Write-off of debt
 issue costs                   8,850         --         --      8,850
                          ---------- ---------- ---------- ----------
Earnings before gain on
 sale of assets, minority
 interests and taxes         $12,222     $7,103        $--    $19,325
Gain on sale of
 assets, net                   3,753         --         --      3,753
Minority interests            (2,024)        --         --     (2,024)
                          ---------- ---------- ---------- ----------
   Earnings before
    income taxes             $13,951     $7,103        $--    $21,054
                          ========== ========== ========== ==========
Segment assets            $1,076,737     $6,468            $1,083,205
                          ========== ==========            ==========

                            For the Six Months Ended March 31, 2003
                          -------------------------------------------
                             Acute      Health
                             Care       Choice      Elims.     Cons.
                          ---------- ---------- ---------- ----------
Net acute care revenue      $451,994        $--        $--   $451,994
Premium revenue                   --     74,207         --     74,207
Revenue between segments       3,533         --     (3,533)    --
                          ---------- ---------- ---------- ----------
   Net revenue               455,527     74,207     (3,533)   526,201

Salaries and benefits        179,738      3,214         --    182,952
Supplies                      73,224        227         --     73,451
Medical claims                    --     65,532     (3,533)    61,999
Other operating expenses      92,413      1,291         --     93,704
Provision for bad debts       39,865         --         --     39,865
                          ---------- ---------- ---------- ----------
   Adjusted EBITDA (1)        70,287      3,943         --     74,230

Interest expense, net         26,448         --         --     26,448
Depreciation and
 amortization                 25,471         62         --     25,533
Write-off of debt
 issue costs                   3,900         --         --      3,900
                          ---------- ---------- ---------- ----------
Earnings before gain on
 sale of assets, minority
 interests and taxes         $14,468     $3,881        $--    $18,349
Gain on sale of
 assets, net                     780         --         --        780
Minority interests              (699)        --         --       (699)
                          ---------- ---------- ---------- ----------
   Earnings before
    income taxes             $14,549     $3,881        $--    $18,430
                          ========== ========== ========== ==========
Segment assets              $922,043     $3,691              $925,734
                          ========== ==========            ==========

(1) Adjusted EBITDA represents net earnings before interest expense, gain on sale of assets, minority interests, income taxes, depreciation and amortization and write-off of debt issue costs. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                     IASIS HEALTHCARE CORPORATION
               Financial and Operating Data (Unaudited)

                               Three Months Ended    Six Months Ended
                                    March 31,           March 31,
                               ------------------  ------------------
                                 2004      2003      2004      2003
                               --------  --------  --------  --------
Consolidated Hospitals:
Number of hospitals
 at end of period                    15        14        15        14
Beds in service at
 end of period                    2,257     2,022     2,257     2,022
Average length of stay (days)      4.52      4.56      4.42      4.48
Occupancy rates (average
 beds in service)                 54.1%     54.2%     51.5%     50.8%
Admissions                       23,804    21,650    44,873    41,684
 Percentage change                 9.9%                7.7%
Adjusted admissions              37,117    35,299    71,844    69,396
 Percentage change                 5.2%                3.5%
Patient days                    107,518    98,677   198,129   186,825
Adjusted patient days           162,221   154,458   305,813   297,760
Outpatient revenue as a %
 of gross patient revenue         32.3%     35.8%     33.9%     36.9%

Same Facility (1):
Number of hospitals
 at end of period                    14        14        14        14
Beds in service at
 end of period                    2,081     2,022     2,081     2,022
Net acute care revenue
 (in millions)                   $272.5    $235.8    $524.9    $455.5
 Percentage change                15.6%               15.2%
Average length of stay (days)      4.50      4.56     4.40      4.48
Occupancy rates (average
 beds in service)                 53.7%     54.2%     51.2%     50.8%
Admissions                       22,438    21,650    43,507    41,684
 Percent change                    3.6%                4.4%
Adjusted admissions              35,405    35,299    70,133    69,396
 Percent change                    0.3%                1.1%
Patient days                    100,919    98,677   191,530   186,825
Adjusted patient days           153,953   154,458   297,545   297,760
Outpatient revenue as a %
 of gross patient revenue         33.4%     35.8%     34.5%     36.9%

(1) Excludes Lake Mead Hospital Medical Center acquired in the second quarter of 2004 with 176 beds in service.


                     IASIS HEALTHCARE CORPORATION
          Supplemental Condensed and Consolidated Statements
                 of Operations Information (Unaudited)
                            (in thousands)

                               Three Months Ended   Six Months Ended
                                    March 31,           March 31,
                               ------------------  ------------------
                                 2004      2003      2004      2003
                               --------  --------  --------  --------
Consolidated Results:
Net earnings                    $11,851   $10,938   $20,069   $18,430
Add:
 Income tax expense                 953        --       985      --
 Interest expense, net           13,878    13,131    27,769    26,448
 Minority interests               1,033       421     2,024       699
 Gain on sale of assets, net     (3,602)       --    (3,753)     (780)
 Depreciation and amortization   17,248    12,682    33,979    25,533
 Write-off of debt issue costs    8,850     3,900     8,850     3,900
                               --------  --------  --------  --------
Adjusted EBITDA (1)             $50,211   $41,072   $89,923   $74,230
                               ========  ========  ========  ========

(1) Adjusted EBITDA represents net earnings before interest expense, gain on sale of assets, minority interests, income taxes, depreciation and amortization and write-off of debt issue costs. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

    CONTACT: IASIS Healthcare Corporation, Franklin
             Investor contact:
             David R. White or W. Carl Whitmer, 615-844-2747 or
             News media contact:
             Tomi Galin, 615-467-1255